UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-24026

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Corient Registered Alternatives Fund
(Exact name of registrant as specified in charter)

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830 Brickell Plaza
Suite 4800
Miami, Florida 33131
(Address of principal executive offices) (Zip code)

Beverly Duke 101 Park Avenue, 31st Floor New York, NY 10178	George J. Zornada, Esq. K&L Gates LLP One Congress Street Suite 2900 Boston, MA 02114-2023

(Name and address of agent for service)

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Registrant’s telephone number, including area code: (347) 413-1250

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.    REPORTS TO STOCKHOLDERS.

(a)     The Report to Shareholders is attached herewith.

Corient Registered Alternatives Fund

March 31, 2026

Corient Registered Alternatives Fund
Table of Contents For the Year Ended March 31, 2026

Corient Registered Alternatives Fund
Manager’s Discussion and Analysis of Fund Performance March 31, 2026 (Unaudited)

This graph compares a hypothetical $50,000 investment in the Fund’s Class I Shares with a similar investment in the Benchmark 50% Morningstar PitchBook US Alternative Credit Evergreen Fund + 50% Morningstar PitchBook US Private Equity Evergreen Fund. Results include the reinvestment of all dividends and capital gains. The index does not reflect expenses, fees, or sales charges, which would lower performance.

The Morningstar PitchBook US Alternative Credit Evergreen Fund Index measures the performance of unlisted semiliquid funds that invest in alternative credit. The index includes interval funds, tender offer funds, and business development companies (BDCs). It provides a rules-based framework to measure and compare performance across the full investable universe of nontraded alternative credit evergreen vehicles. The index is weighted by total net assets. The Morningstar PitchBook US Private Equity Evergreen Fund Index measures the performance of unlisted semiliquid funds that invest in private equity. The index includes interval funds, and tender offer funds. It provides a rules-based framework to measure and compare performance across the full investable universe of nontraded private equity evergreen vehicles. The index is weighted by total net assets.

Total Returns as of March 31, 2026	1 Year	Since Inception
Class I Shares (Inception Date 02/03/2025)	10.12%	10.41%
50% Morningstar PitchBook US Alternative Credit Evergreen Fund + 50% Morningstar PitchBook US Private Equity Evergreen Fund (Inception Date 02/03/2025)	9.00%	9.83%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Performance reflects waivers and reimbursements in effect, without which performance would have been lower. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1-833-466-0102.

Corient Registered Alternatives Fund
Manager’s Discussion and Analysis of Fund Performance (Continued) March 31, 2026 (Unaudited)

Fiscal Year Summary (April 1, 2025 – March 31, 2026)

The Fund experienced significant growth over the period, with net assets increasing to approximately $629 million as of March 31, 2026, alongside a steadily expanding investor base of more than 2,000 investors. Net inflows remained strong throughout the year, with no redemptions (the first tender for redemptions is not expected until the end of calendar year 2026).

From inception on February 3, 2025, through March 31, 2026, the Fund generated a cumulative net return of approximately 12.10%, equating to a 10.12% annualized return. Over the fiscal year, performance remained steady, with positive monthly returns throughout each month of the period and a net return of 10.41% over the period, aligning with the Fund’s long-term return objectives.

Importantly, returns were achieved with low volatility (approximately 1.2% annualized) and low-to-negative correlation to traditional asset classes, reinforcing the Fund’s role as a diversifying component within multi-asset portfolios.

Portfolio Development and Investment Activity

Over the course of the fiscal year, the Fund meaningfully expanded its exposure to private equity strategies. As the period began, private equity investments were in the early stages of deployment, with a significant portion of commitments unfunded. As the year progressed, commitments were increasingly funded and marked-to-market, contributing meaningfully to performance.

By March 31, 2026, Growth represented approximately 45% of NAV, with a growing portion of capital fully deployed, reflecting the maturation of the portfolio.

Churchill, the Fund’s private equity subadvisor, has been the primary driver of private equity investment activity. During the fiscal year, Churchill steadily built a diversified portfolio across co-investments, continuation vehicles, and secondary transactions. By March 31st, Churchill had completed 31 private equity investments on behalf of the Fund, reflecting a strong pace of deployment and access to differentiated deal flow. These investments emphasize less cyclical sectors with recurring revenue characteristics, consistent with a focus on resilience and long-term value creation.

Complementing this activity, Corient has selectively sourced and executed direct private investments, enhancing the opportunity set available to the Fund. By the end of the period, Corient completed 11 private equity commitments, including co-investments, fund commitments, and secondary transactions, leveraging its broader sourcing network to access high-quality opportunities.

Performance Drivers

Performance over the fiscal year was increasingly driven by private equity investments as the portfolio matured. Approximately 2/3 of overall gains were generated by a combination of Churchill and Corient sourced private equity investments. While early returns were more supported by Income-oriented strategies during the Fund’s ramp-up phase, Growth investments became the primary contributor to returns over time, particularly in the latter part of the fiscal year.

This evolution reflects the Fund’s intended design: a balanced portfolio that provides near-term income stability while building longer-term capital appreciation through private equity exposure.

Outlook

Looking ahead, we remain constructive on the Fund’s positioning. As existing private investments season and additional capital is deployed, we expect private equity to play an increasingly important role in driving returns. At the same time, the Fund’s diversified structure and disciplined underwriting approach position it well across a range of market environments.

Corient Registered Alternatives Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Corient Registered Alternatives Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Corient Registered Alternatives Fund (the “Fund”) as of March 31, 2026, the related consolidated statements of operations, cash flows, and changes in net assets, and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations, its cash flows, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the period ended March 31, 2025, were audited by other auditors whose report dated May 30, 2025, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, broker, private companies, and underlying fund managers; when replies were not received, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditors of one or more investment companies advised by Segall Bryant & Hamill, LLC since 2020.

COHEN & COMPANY, LTD.
Cleveland, Ohio
June 2, 2026

Corient Registered Alternatives Fund
Consolidated Schedule of Investments March 31, 2026
Investments — 100.1%	Investment Type	Acquisition Date	Shares	Cost	Fair Value
Direct Investments — 3.6%
Direct Equity — 3.6%
North America — 3.6%
Crimson FLS Topco, LP*[1,4]	Class A Common Units	2/18/2026	40,000	$4,000,000	$4,000,000
Harvest Group Topco Holdings, LP (Class A Common Units)*[1,4]	Class A Common Units	2/27/2026	4,293	—	—
Harvest Group Topco Holdings, LP (Preferred Units)*[1,4]	Preferred Units	2/27/2026	4,293	4,293,000	4,293,000
KKEMP Blocked Co-Invest, LP*[1,4]	Class A Interest	7/15/2025	3,000	3,088,008	3,381,222
Lettermen’s Parent Holding, LLC (Class A)*[1,4]	Class A Units	11/20/2025	27,000	2,700,000	2,718,413
Lettermen’s Parent Holding, LLC (Common)*[1,4]	Common Units	12/5/2025	3,281	328,053	330,290
NP/BF Holdings, LP*[1,4]	Partnership Interest	4/30/2025	5,000	5,000,000	4,612,822
Rocket Ultimate, LP*[1,4]	Class A Common Units	2/19/2026	3,393,000	3,393,000	3,393,000
Total Direct Equity				22,802,061	22,728,747
Total Direct Investments — 3.6%				22,802,061	22,728,747

Investment Funds — 89.9%
Direct Equity — 19.3%
North America — 19.3%
8VC CHSD, LLC*[1]	Non-Managing Member	12/8/2025	N/A	2,000,000	1,999,342
8VC STSD, LLC*[1]	Non-Managing Member	3/20/2026	N/A	5,000,000	5,000,000
26N Nova Co-investment Partners, LP1	Limited Partnership	11/30/2025	N/A	10,000,000	10,379,243
BayPine Monarch Co-Invest, LP*[1]	Limited Partnership	6/24/2025	N/A	5,089,613	5,598,305
Coalesce Diamond Coinvest, LP*[1,2,3]	Limited Partnership	5/21/2025	N/A	4,026,667	5,297,367
CPF Midway Fund-A, LP1,2	Limited Partnership	3/18/2025	N/A	3,901,367	5,144,791
GreyLion TGNL Holdings, LP*[1,2,3]	Limited Partnership	6/20/2025	N/A	3,963,864	7,870,741
HighBrook US DCF, LP*[1,2]	Limited Partnership	8/25/2025	N/A	4,433,861	5,735,623
LC10 Flash Non-U.S. Aggregator, LP1	Limited Partnership	12/22/2025	N/A	9,126,136	15,056,264
LH Equity Investors, LP*[1]	Limited Partnership	9/3/2025	N/A	4,812,500	6,795,896
NMSEF II Aggregator, LP*[1]	Limited Partnership	9/29/2025	N/A	3,315,208	3,425,220
Run Ventures II CIV-C, LP*[1]	Limited Partnership	2/6/2026	N/A	1,512,488	1,901,764
Schill Blocker Aggregator, LLC*[1]	Limited Partnership	12/12/2025	N/A	5,000,000	4,965,273
Three Rivers Co-Investment, LP*[1]	Limited Partnership	11/7/2025	N/A	3,605,175	3,600,000
Uplift Investors Finch Co-invest Fund, LP*[1]	Limited Partnership	3/31/2026	N/A	4,500,000	4,500,000
Variant Income Opportunities Fund, LP*[1,2]	Limited Partnership	1/22/2026	N/A	12,700,000	12,826,983

See accompanying notes to the Financial Statements.

Corient Registered Alternatives Fund
Consolidated Schedule of Investments (Continued) March 31, 2026
Investments — 100.1%	Investment Type	Acquisition Date	Shares	Cost	Fair Value
Investment Funds (Continued)
Direct Equity (Continued)
North America (Continued)
VEPF VIII Co-Invest 7-A, LP*[1]	Limited Partnership	12/29/2025	N/A	$2,114,583	$2,008,612
Vested 2022 03 61287, a Series of Vested Master, LLC*[1]	Non-Managing Member	3/13/2026	N/A	1,287,000	2,754,138
Vested Fund IV, LP*[1]	Limited Partnership	12/16/2025	N/A	12,000,000	12,422,025
WE Select Fund 3, LP*[1]	Limited Partnership	9/10/2025	N/A	3,386,727	4,630,949
Total Direct Equity				101,775,189	121,912,536

Liquid Income — 0.8%
North America — 0.8%
Vanguard Short-Term Bond Index Fund Institutional Shares	Institutional Shares	3/4/2025	488,759	5,000,000	5,009,775
Total Liquid Income				5,000,000	5,009,775

Other Income — 21.5%
North America — 21.5%
Axonic Strategic Income Fund I	Class I Shares	2/3/2025	2,795,807	25,000,000	24,882,681
Cliffwater Enhanced Lending Fund	Ordinary Shares	6/2/2025	2,533,657	28,000,000	27,895,568
Dawson Portfolio Finance Evergreen, LP	Limited Partnership, Class I-1	2/3/2025	41,784	42,000,000	42,518,774
Maxim Income Opportunity Fund I, LP	Limited Partnership	2/3/2025	N/A	15,000,000	15,000,396
PIMCO Asset-Based Lending Company LLC	Series II – Anchor II	8/1/2025	1,494,631	20,000,000	20,365,521
Revere Specialty Finance Fund, LP	Limited Partnership, Founders Class	2/3/2025	N/A	5,000,000	5,073,150
Total Other Income				135,000,000	135,736,090

Secondary Funds — 22.6%
Europe — 2.6%
CF24XB SCSp*[1]	Limited Partnership	6/12/2025	N/A	9,197,280	9,969,973
Hoxton Ventures III, LP*[1,2,3]	Limited Partnership	9/30/2025	N/A	1,651,054	2,425,480
KKR Next Generation Technology Growth Fund III, SCSp*[1,2,3]	Limited Partnership	9/30/2025	N/A	3,193,337	3,605,719
Total Europe				14,041,671	16,001,172

North America — 20.0%
Cedar Holdings (Offshore), LP*[1]	Limited Partnership	9/30/2025	N/A	12,230,474	16,676,760
Corner Ventures DAG Fund I - A, LP*[1]	Limited Partnership	9/30/2025	N/A	2,284,705	3,122,193
CP EV Fund I, LP*[1,2]	Limited Partnership	3/30/2026	N/A	4,668,987	4,668,987
Falfurrias Capital Partners Crossover, LP*[1,2]	Limited Partnership	3/19/2026	N/A	5,118,768	5,055,097

See accompanying notes to the Financial Statements.

Corient Registered Alternatives Fund
Consolidated Schedule of Investments (Continued) March 31, 2026
Investments — 100.1%	Investment Type	Acquisition Date	Shares	Cost	Fair Value
Investment Funds (Continued)
Secondary Funds (Continued)
North America (Continued)
Graham Partners GKP Continuation Fund, LP*[1,2]	Class I Shares	3/28/2025	N/A	$4,270,424	$3,723,640
Green Equity Investors CF IV - C, LP*[1,2]	Limited Partnership	4/15/2025	N/A	5,293,637	5,560,088
Green Equity Investors CF IV - J, LP1,2	Limited Partnership	4/30/2025	N/A	6,856,824	7,286,084
Hamilton Lane Impact Feeder Fund II, LP*[1,2]	Limited Partnership	9/30/2025	N/A	2,436,773	2,969,849
Iaso Fund, LP*[1,2]	Limited Partnership	12/12/2025	N/A	4,548,806	4,930,869
JLL Partners Fund VII Secondary (A), LP*[1,2]	Limited Partnership	4/28/2025	N/A	11,009,976	12,075,959
Lovell Minnick Equity Advisors VI, LP1,2	Limited Partnership	9/30/2025	N/A	4,767,544	5,572,221
LSCP BTX CV-B, LP*[1,2]	Limited Partnership	3/27/2026	N/A	3,656,224	3,804,720
Meranti ASEAN Growth Fund II, LP*[1,2,3]	Limited Partnership	9/30/2025	N/A	564,879	555,719
Miller Holdings (Offshore), LP – Common*[1]	Limited Partnership Class I-1	3/19/2025	N/A	7,690,244	9,239,424
Miller Holdings (Offshore), LP – Preferred[1,2]	Class I Shares	3/12/2025	N/A	5,546,353	5,260,695
Parthenon Kairos, LP*[1,2]	Limited Partnership	3/2/2026	N/A	4,852,421	4,825,287
RCP Nats Co-Investment Fund, LP*[1]	Limited Partnership	3/12/2025	N/A	2,738,303	4,768,019
Sterling Investment Partners XK Opportunities Fund-A, LP*[1,2]	Limited Partnership	10/23/2025	N/A	5,649,881	6,076,946
True Wind Capital II-A, LP*[1,2]	Limited Partnership	3/31/2025	N/A	2,522,852	2,820,998
Waud Capital Partners QP IV, LP*[1,2,3]	Limited Partnership	6/30/2025	N/A	2,984,682	2,819,540
Waud Capital Partners QP V, LP*[1,2,3]	Limited Partnership	6/30/2025	N/A	5,341,800	5,665,202
Waud Capital Partners QP VI, LP1,2,3	Limited Partnership	6/30/2025	N/A	1,287,396	1,356,463
WCAS XIV, LP*[1,2,3]	Limited Partnership	9/30/2025	N/A	5,093,631	7,047,085
Total North America				111,415,584	125,881,845
Total Secondary Funds				125,457,255	141,883,017

BDC — 10.7%
North America — 10.7%
Blue Owl Credit Income Corp.	Class I Shares	2/3/2025	1,781,408	16,958,852	16,228,624
Cliffwater Corp. Lending Fund	Ordinary Shares	2/3/2025	1,852,551	19,756,766	19,525,884
Fortress Private Lending Fund	Class I Shares	8/1/2025	1,010,652	24,000,000	24,263,123
iDirect Private Credit Fund, LP	Class I Shares	2/3/2025	714,556	7,100,000	7,031,226
Total BDC				67,815,618	67,048,857

See accompanying notes to the Financial Statements.

Corient Registered Alternatives Fund
Consolidated Schedule of Investments (Continued) March 31, 2026
Investments — 100.1%	Investment Type	Acquisition Date	Shares	Cost	Fair Value
Investment Funds (Continued)
Unlisted REIT — 15.0%
North America — 15.0%
Fortress Net Lease REIT	Class F-I Shares	2/3/2025	2,253,000	$23,000,000	$23,781,767
Invesco Commercial Real Estate Finance Trust, Inc.	Class I Shares	3/3/2025	1,556,253	39,000,000	38,816,696
J.P. Morgan Real Estate Income Trust, Inc.	Class E Shares	2/3/2025	2,723,209	30,500,000	31,389,070
Total Unlisted REIT				92,500,000	93,987,533
Total Investment Funds — 89.9%				527,548,062	565,577,808

Short-Term Investments — 6.6%
North America — 6.6%
Fidelity Institutional Government Portfolio — Class I, 3.53%[5]			41,663,474	41,663,474	41,663,474
Total Short-Term Investments — 6.6%				41,663,474	41,663,474

Total Investments — 100.1%				592,013,597	629,970,029
Net Other Assets (Liabilities) — (0.1%)					(524,138)
Total Net Assets — 100.0%					$629,445,891

BDC — Business Development Company

REIT — Real Estate Investment Trust

*    Investment is non-income producing.

1    Investment restricted for resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date. Total fair value of restricted investments as of March 31, 2026, was $286,524,300, or 45.5% of net assets. Total cost of restricted investments as of March 31, 2026, was $250,034,505.

2    Investment has been committed to but has not been fully funded by the Fund. Refer to Note 3 to the Financial Statements for total unfunded commitments by investment type.

3    All or a portion of this security is held through CoRA Blocker (US) LLC.

4    The fair value of the investment was determined using significant unobservable inputs.

5    The rate is the annualized seven-day yield as of March 31, 2026.

See accompanying notes to the Financial Statements.

Corient Registered Alternatives Fund
Consolidated Schedule of Investments (Continued) March 31, 2026
Summary of Investments (as a percentage of total net assets)
Direct Investments	3.6%
Investment Funds	89.9%
Short-Term Investments	6.6%
Total Investments	100.1%
Net Other Assets (Liabilities)	(0.1)%
Total Net Assets	100.0%

See accompanying notes to the Financial Statements.

Corient Registered Alternatives Fund
Consolidated Statement of Assets and Liabilities March 31, 2026
Assets
Investments, at fair value (cost $592,013,597)	$629,970,029
Cash equivalents held in escrow for subscriptions received in advance	26,889,025
Receivable for securities sold	4,798,836
Investments funded in advance	4,500,000
Dividends receivable	2,681,126
Total Assets	668,839,016

Liabilities
Subscriptions received in advance	26,889,025
Payable for investments purchased	4,886,249
Investment management fees payable (Note 5)	1,912,045
Incentive fees payable to adviser	1,644,979
Incentive fees payable to subadviser	1,892,858
Deferred tax liability	1,618,796
Audit and tax fees payable	148,376
Accounting and administration fees payable	124,056
Board fees and expenses payable	37,500
Transfer agent fees payable	27,605
Custody fees payable	4,583
Other accrued expenses	207,053
Total Liabilities	39,393,125

Commitments and contingencies (see Note 3)

Net Assets	$629,445,891

Composition of Net Assets:
Paid-in capital	$584,282,665
Total distributable earnings	45,163,226
Net Assets	$629,445,891

Net Assets Attributable to:
Class I Shares	$629,445,891

Shares of Beneficial Interests (unlimited number of shares authorized)
Class I Shares	57,009,818

Net Asset Value per Share:
Class I Shares	$11.04

See accompanying notes to the financial statements.

Corient Registered Alternatives Fund
Consolidated Statement of Operations For the Year Ended March 31, 2026
Investment Income
Dividend income	$21,683,628
Interest income	15,134
Total Investment Income	21,698,762

Expenses
Investment management fees	5,219,665
Adviser incentive fees	4,496,955
Subadviser incentive fees	1,892,858
Legal fees	601,369
Accounting and administration fees	334,083
Audit and tax fees	215,762
Board fees and expenses	121,781
Transfer agency fees	72,250
Custodian fees	52,450
Distribution Fees	25,846
Other operating expenses	213,384
Total expenses before waivers	13,246,403
Management fees recovered by Adviser	385,664
Net expenses	13,632,067
Net Investment Income	8,066,695

Net Realized Gain (Loss) and Change in Unrealized Appreciation/(Depreciation)
Net realized gain on distributions from investments (net of withholding tax of $0)	2,703,421
Net realized loss on investments	(450,686)
Net change in unrealized appreciation/depreciation on investments	36,021,763
Net change on deferred tax expense	(1,618,796)
Net Realized Gain (Loss) and Change in Unrealized Appreciation/(Depreciation)	36,655,702

Net Increase in Net Assets Resulting from Operations	$44,722,397

See accompanying notes to the financial statements.

Corient Registered Alternatives Fund
Consolidated Statements of Changes in Net Assets
	For the Year Ended March 31, 2026	For the Period February 3, 2025* through March 31, 2025
Changes in Net Assets Resulting from Operations
Net investment income	$8,066,695	$781,457
Net realized gain on investments	2,252,735	—
Net change in unrealized appreciation/(depreciation) on investments, net of deferred taxes	34,402,967	1,934,669
Net Change in Net Assets Resulting from Operations	44,722,397	2,716,126

Distributions to shareholders
Class I	(2,266,421)	—
From return of capital
Class I	(4,733,584)
Net Change in Net Assets from Distributions to Investors	(7,000,005)	—

Change in Net Assets Resulting from Capital Transactions
Class I
Proceeds from issuance of shares	423,028,117	162,571,907
Reinvested distributions	3,407,349	—
Total Class I Capital Transactions	426,435,466	162,571,907

Net Change in Net Assets Resulting from Capital Transactions	426,435,466	162,571,907

Total Net Increase in Net Assets	464,157,858	165,288,033

Net Assets
Beginning of period	165,288,033	—
End of period	$629,445,891	$165,288,033

Shareholder Activity
Class I Shares
Subscriptions	40,449,126	16,237,411
Reinvested distributions	323,281	—
Net Change in Class I Shares Outstanding	40,772,407	16,237,411

*    The Fund commenced operations on February 3, 2025.

See accompanying notes to the financial statements.

Corient Registered Alternatives Fund
Consolidated Statement of Cash Flows For the Year Ended March 31, 2026
Cash Flows From Operating Activities
Net increase in net assets from operations	$44,722,397
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments, net of payable for investments purchased	(456,841,153)
Return of capital distributions received from investments	6,823,234
Sales of investments, net of receivable for investments sold	10,034,859
Change in short-term investments, net	(15,980,471)
Net realized loss on investments	450,686
Net change in unrealized appreciation/depreciation on investments	(36,021,763)
Net change in deferred tax liability	1,618,796
(Increase)/Decrease in Assets
Investments funded in advance	20,800,000
Dividends receivable	(2,244,955)
Interest receivable	212,262
Prepaid expenses and other assets	25,000
Increase/(Decrease) in Liabilities
Investment management fee payable (Note 5)	1,708,634
Incentive fees payable to adviser	1,343,573
Incentive fees payable to subadviser	1,892,858
Audit and tax fees payable	59,834
Accounting and administration fees payable	111,890
Legal fees payable	(37,500)
Transfer agent fees payable	9,105
Custody fees payable	(2,334)
Other accrued expenses	197,320
Net Cash Used in Operating Activities	(421,117,728)

Cash Flows from Financing Activities
Proceeds from issuance of shares, including proceeds from subscriptions received in advance	394,460,691
Distributions to shareholders, net of reinvestments of distributions	(3,592,656)
Net Cash Provided by Financing Activities	390,868,035

Net change in Cash and cash equivalents	(30,249,693)
Cash and cash equivalents – Beginning of Period	57,138,718
Cash and cash equivalents – End of Period	$26,889,025

End of Period Balances
Cash and cash equivalents	$—
Cash held in escrow	26,889,025
End of Period Balance	$26,889,025

See accompanying notes to the financial statements.

Corient Registered Alternatives Fund
Consolidated Financial Highlights Class I Shares

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Year Ended March 31, 2026	For the Period February 3, 2025* through March 31, 2025
Per Share Operating Performance[1]:
Net Asset Value per share, beginning of period	$10.18	$10.00
Activity from investment operations:
Net investment income	0.22	0.06
Net realized and unrealized gain/(loss) on investments	0.80	0.12
Total from investment operations	1.02	0.18

Distributions to shareholders
From net investment income	(0.03)	—
From return of capital	(0.11)	—
From net long term capital gains	(0.02)
Total distributions to shareholders	(0.16)	—

Net Asset Value per share, end of period	$11.04	$10.18

Net Assets, end of period	$629,445,891	$165,288,033

Ratios to average net assets[2]:
Net investment income[3]	2.04%	3.32%

Gross expenses before waivers[4,5]	3.17%	3.13%
Management fees recovered (waived) and other expenses reimbursed by Adviser	0.09%	(1.18)%
Net expenses	3.26%[6]	1.95%

Total Return[7]	10.12%	1.80%[8]

Portfolio turnover rate	4%	0%[8]

*    The Fund commenced operations on February 3, 2025.

1    Per share data is computed using the average shares method.

2    Income and expense ratios have not been annualized for periods of less than twelve months, except for organizational costs which are one-time expenses. Expenses do not include expenses from underlying funds in which the Fund invests.

3    Recognition of net investment income by the Fund is affected by the timing of the declaration of distributions by the Fund’s investments. Ratios do not include net investment income/(loss) of the Fund’s investments.

4    If Adviser Incentive Fees had been excluded, the expense ratios would have decreased by 1.08% and 0.20%, for the year ended March 31, 2026 and the period from February 3, 2025 through March 31, 2025, respectively.

5    If Subadviser Incentive Fees had been excluded, the expense ratios would have decreased by 0.45%, for the year ended March 31, 2026.

6    Effective January 1, 2026, the Adviser contractually agreed to limit the annual operating expenses to 1.70%. Prior to January 1, 2026 the Adviser had contractually agreed to limit the annual operating expenses to 1.75%. (see Note 5)

7    Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested.

8    Not annualized.

See accompanying notes to the Financial Statements.

Corient Registered Alternatives Fund
Notes to Consolidated Financial Statements March 31, 2026
Note 1 – Organization

Corient Registered Alternatives Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund commenced operations on February 3, 2025. The Fund’s investment adviser is Segall Bryant & Hamill, LLC (d/b/a CI SBH Asset Management) (the “Adviser”) and the Fund’s subadviser is Churchill Asset Management LLC (the “Subadviser,” and together with the Adviser, the “Advisers”). The Adviser and the Subadviser are both investment advisers registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Fund’s investment objective is to seek long-term capital appreciation and, to a lesser extent, income. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in alternatives investments and investments with exposure to alternatives investments. For purposes of this policy, alternatives investments include:

•

direct primary private equity investments and co-investments and secondary purchases of such investments (“PE Assets”), with such assets selected by the Subadviser in accordance with its co-investment policies and procedures;

•	business development companies (“BDCs”) and unlisted real estate investment trusts;
•	private funds not registered as investment companies (hedge funds, private equity funds and private credit/debt funds); and
•	other registered investment companies and BDCs, whether private or public, that invest in the above private markets investments.

In addition, the Fund may invest up to 20% of its assets for both investment and liquidity purposes in public equities that may have a nexus to private markets, debt instruments, government securities and cash and cash equivalents.

The Fund may make investments both inside and outside of the United States. The Fund may utilize wholly-owned subsidiaries for investment purposes.

The Fund may invest in high yield securities (commonly referred to as “junk bonds”) and distressed debt.

The Fund relies on an exemptive order from the SEC that permits it to, among other things, co-invest with certain affiliated persons of the Subadviser, subject to certain terms and conditions. The Adviser may seek a similar exemptive order in the future that would permit it to, among other things, co-invest with certain affiliated persons of the Adviser, subject to certain terms and conditions.

The Fund may enter into interest rate, foreign exchange or other derivative agreements, including swaps, futures, forwards and options, to hedge interest rate and currency risk. The Fund may also enter into reverse repurchase agreements and dollar rolls.

If the Fund invests in an otherwise unaffiliated private fund, the Fund may be deemed to “control” such entity to the extent that it owns greater than 25% of such entity.

The Fund continuously offers one class of shares of beneficial interest (“Shares”) designated as Class I Shares.

Basis for Consolidation

As of March 31, 2026, the Fund has one wholly-owned subsidiary, CoRA Blocker (US) LLC (the “Subsidiary”), formed as a Delaware limited liability company on January 13, 2025. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of March 31, 2026, total net assets of the Fund were $629,835,134, of which $30,227,608, or approximately 4.80%, was held in the Subsidiary.

Corient Registered Alternatives Fund
Notes to Consolidated Financial Statements (Continued) March 31, 2026

Note 2 – Accounting Policies

The following is a summary of the significant accounting and reporting policies used by the Fund in preparing its financial statements. The financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

a. Basis of Accounting

The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”). U.S. GAAP for an investment company requires investments to be recorded at their estimated fair value.

b. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

c. Net Asset Value Determination

The Fund will calculate its net asset value (“NAV”) as of the close of business on the last business day (which is any day that the New York Stock Exchange is open for business) of each month, and at such other times as the Board of Trustees (the “Board”) shall determine, including in connection with repurchases of Shares, in accordance with the procedures described above or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”). In determining its NAV, the Fund will value its investments as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

d. Cash and Cash Equivalents

Cash and cash equivalents (under short-term investments on the Consolidated Schedule of Investments) may include money market investments and short-term interest-bearing deposit accounts held by the custodian. These investments are recorded at NAV per share which approximates fair value. At times, such deposits may be in excess of federally insured limits. The Fund also holds cash in escrow for subscriptions purchased in advance with the Fund's custodian. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

e. Fair Value of Financial Instruments

The Fund values its investments at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). The fair value of the Fund’s assets which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee (“Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Valuation Designee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The fair values of one or more assets may not be the prices at which those assets are ultimately sold, and the differences may be significant.

Corient Registered Alternatives Fund
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 2 – Accounting Policies (continued)

The Fund's portfolio investments are generally not in publicly traded securities (unless a portfolio company goes public and then only to the extent the Fund has not yet liquidated its securities holdings therein). Under the 1940 Act, for investments for which there are no readily available market quotations, including securities available on alternative trading systems and other private secondary markets, such securities are valued at fair value monthly as determined in good faith by the Adviser under consistently applied policies and procedures approved by the Board in accordance with GAAP. The Adviser may consult with the Subadviser in carrying out its responsibilities as valuation designee. In connection with the determination of fair value, the Adviser prepares portfolio company valuations using the most recent portfolio company financial statements and forecasts, if available. The Adviser may utilize the services of an independent valuation firm, which, if engaged, may prepare or review valuations for all or some of the Fund's portfolio investments that are not publicly traded or for which there are not readily available market quotations. The types of factors that the Adviser will take into account in providing a fair value determination with respect to such portfolio company valuation will include, as relevant and, to the extent available, the portfolio company's earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies in the portfolio company's industry, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. It is difficult to obtain financial and other information with respect to private companies, and even where the Fund is able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, determinations of fair market value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, fair market value determinations with respect to any non-publicly traded portfolio company investment may cause the Fund's NAV on a given date to materially understate or overstate the value that may ultimately be realized on one or more of the Fund's investments. As a result, investors purchasing Shares based on an overstated NAV would pay a higher price than the value of the Fund's investments might warrant. Conversely, investors redeeming Shares during a period in which the NAV understates the value of the Fund's investments will receive a lower price for their Shares than the value of the Fund's investments might warrant.

Certain investment funds that the Fund invests in (each, an “Investment Fund”) and certain direct investments in private credit and equity-related investments that are generally not publicly traded (“Direct Investments”) are valued based on the latest NAV reported by the third-party fund manager or general partner, as applicable. This includes adjusting the previous NAV provided by an investment manager with other relevant information available at the time the Fund values its portfolio, including capital activity and events occurring between the reference dates of the investment manager’s valuation and the relevant valuation date, to the extent that the Adviser is aware of such information. This is commonly referred to as using NAV as a practical expedient which allows for estimation of the fair value of a private investment based on NAV or its equivalent if the NAV of the private fund is calculated in a manner consistent with ASC 946.

Securities for which the primary market is a national securities exchange are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded on the over-the-counter market are valued at their closing bid prices.

f. Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Interest is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method over the respective term of the loan. Dividend income is recognized on the ex-dividend date. Proceeds from investments in Investment Funds that represent return of capital are accounted for as a reduction to cost and to the extent such information is not available on a timely basis, the Fund records income based on estimated results, which may subsequently be adjusted when actual information becomes available. Any proceeds received above the cost basis results in a realized gain. Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Unrealized gains and losses are reflected in operations when changes between the cost and fair value of investments occur. Income distributions received are recognized as income distributions from investments in private Investment Funds in the Consolidated Statement of Operations. Some or all of the interest payments of a loan or preferred equity may be structured in the form of payment in kind (“PIK”), which accrues on a current basis but is generally not paid in cash until maturity or some other determined payment date. PIK interest is included in the Fund’s NAV and also in determining net investment income. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due.

Corient Registered Alternatives Fund
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 2 – Accounting Policies (continued)

g. Distributions and Dividend Reinvestment Plan

Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year.

The Fund has a dividend reinvestment plan (the “DRP”). Unless a shareholder of the fund (“Shareholder”) elects to receive cash by contacting the Fund, all dividends and/or capital gains distributions declared on Shares will be automatically reinvested in additional Shares at their NAV determined on the next valuation date following the ex-dividend date. Shareholders that elect not to participate in the DRP will receive dividends and capital gains distributions in cash. Participation in the DRP is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. The Fund may amend the DRP at any time upon 30 days’ written notice to the participants.

h. Federal Income Taxes

The Fund elects to be treated as, and qualified as, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and as such does not pay federal income taxes. Accordingly, no provision for federal income taxes was required for the Fund.

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. The Adviser has analyzed the Fund’s tax positions and has concluded that the Fund did not have any uncertain tax positions at either federal or state levels that met the recognition criteria of ASC 740 as of March 31, 2026. The tax year ended September 30, 2025 for the Fund is open and subject to examination by the IRS.

The Fund utilizes a tax-year end of September 30 and the Fund’s income and federal excise tax returns and all financial records supporting returns will be subject to examination by the federal and Delaware revenue authorities.

The Subsidiary is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. Under current law, the Subsidiary is not eligible to elect treatment as a RIC. However, the amount of taxes paid by the Subsidiary will vary depending on the amount of income produced by and gains recognized on its investments and such taxes will reduce a Shareholder’s return from an investment in the Fund. Since the Subsidiary is subject to taxation on the income produced by and gains recognized on its investments, the NAV of the Shares will also be reduced by the accrual of any deferred tax liabilities. As a result, the Fund’s after-tax performance would be impacted.

The Subsidiary accrues deferred income taxes for any future tax liability associated with capital appreciation of its investments. Upon the sale of an investment, the Subsidiary may be liable for previously deferred taxes. The Subsidiary will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Subsidiary’s deferred tax liability as new information becomes available. The Subsidiary generally computes deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Subsidiary is currently using a federal tax rate net of state benefit of 19.95% and an estimated state tax rate of 5.00%.

i. Segments

The Fund applies the provisions of Segment Reporting (“Topic 280”) for reporting its segments. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating

Corient Registered Alternatives Fund
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 2 – Accounting Policies (continued)

decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its private placement memorandum, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

j. Foreign Currency

Valuations of assets and liabilities denominated in currencies other than the U.S. Dollar are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at transaction date exchange rates. The Fund does not isolate the effects of changes in foreign currency rates on the valuation of investments. Such fluctuations in exchange rates are included with and form part of the net realized and unrealized gain (loss) from investments and net realized and unrealized gain (loss) currency transactions on the Consolidated Statement of Operations.

k. Indemnifications

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

l. Recent Accounting Pronouncements

In December 2023, the FASB issued Accounting Standard Update No. 2023-09, Income Taxes (ASC 740) Improvements to Income Tax Disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023-09 require that public business entities on an annual basis (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this ASU 2023-09 require that all entities disclose on an annual basis taxes paid disaggregated by federal, state, foreign, and individual jurisdiction (when income taxes paid is equal to or greater than five percent of total income taxes paid). The amendments in ASU 2023-09 are effective for annual periods of public business entities beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The amendments in ASU 2023-09 should be applied on a prospective basis. Retrospective application is permitted.

In the reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. See Note 10 for more information.

Note 3 – Fair Value Measurements

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market to which the fund has access for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions

Corient Registered Alternatives Fund
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 3 – Fair Value Measurements (continued)

about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level I: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level I include listed equities.

Level II: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level II include corporate bonds and loans, and less liquid and restricted equity securities.

Level III: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level III include equity and/or debt securities issued by private entities and investments in private equity partnerships.

The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Valuation Designee to consider all relevant information available at the time the Fund values its portfolio. The Valuation Designee has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Valuation Designee will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The fair value of an Investment Fund ordinarily will be the NAV of that Investment Fund determined and reported by the Investment Fund in accordance with the valuation policies established by the Investment Fund and/or its investment manager, absent information indicating that such NAV does not represent the fair value of the Investment Fund.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no readily available market, has been estimated by the respective Investment Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2026, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2*	Level 3	NAV as a Practical Expedient**	Total
Investments
Direct Investments	$—	$—	$22,728,746	$—	$22,728,746
Investment Funds[1]	84,345,134	—	—	481,232,674	565,577,808
Short-Term Investments	41,663,475	—	—	—	41,663,475
Total Investments	$126,008,609	$—	$22,728,746	$481,232,674	$629,970,029

1         For a detailed break-out of Investment Funds by category, please refer to the Consolidated Schedule of Investments.

Corient Registered Alternatives Fund
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 3 – Fair Value Measurements (continued)

*      The Fund did not hold any Level 2 securities at year end.

**    Investment Funds that are measured at fair value using NAV (or its equivalent) as a practical expedient are not required to be categorized in the fair value hierarchy. The fair values presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Direct Investments
Balance as of March 31, 2025	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses for the period Included in earnings (or changes in net assets)	(73,315)
Purchases	22,802,061
Return of capital distributions	—
Balance as of March 31, 2026	$22,728,746
Change in unrealized gains or losses for the period included in earnings (or changes in partners’ capital) for Level 3 assets held at the end of the reporting period	$(73,315)

Changes in inputs or methodologies used for valuing investments, including timing of reported net asset values of Direct Investments reported by their sponsor, and of Investment Funds reported by the Investment Fund managers, may result in transfers in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Such changes during the year resulted in all transfers out of Level 3 during the year ended March 31, 2026, as a reported or adjusted NAV as of March 31, 2026 became available to utilize as a practical expedient.

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2026:

Investments	Asset Class	Fair Value at 3/31/2026	Valuation Technique(s)	Unobservable Input(1)	Range of Input	Weighted Average of Input(2)	Impact to Valuation from an Increase in Input
Direct Investments	Direct Equity	$11,042,746	Market Approach	EBITDA Multiple	9.8x – 15.0x	12.2x	Increase
Direct Investments	Direct Equity	$11,686,000	Recent Transaction	Transaction Price	$1.00 – $1,000.00	401.9x	N/A

(1)      The Adviser considers relevant indications of value that are reasonably and timely available, including known information available before the financial statements are issued, in determining the fair value to be assigned to a particular security, such as the type, cost and recent purchases or sales of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

(2)      Weighted average by the relative fair value of the investments in that asset class.

Corient Registered Alternatives Fund
Notes to Consolidated Financial Statements (Continued) March 31, 2026

Note 3 – Fair Value Measurements (continued)

The Fund’s investments in Investment Funds, along with their corresponding unfunded commitments and other attributes as of March 31, 2026, are briefly summarized in the table below:

Investment Category	Fair Value	Unfunded Commitments	Redemption Frequency*	Notice Period (In Days)	Redemption Restriction Terms**
Direct Equity	$ 144,681,283	$ 16,896,936	Various Frequencies	N/A	Liquidity in the form of distributions
Liquid Income	5,009,775	—	Daily	N/A	Liquidity in the form of distributions
Other Income	135,736,090	—	Various Frequencies	N/A	Liquidity in the form of distributions
Secondary Funds	141,883,017	29,563,591	No Redemptions	N/A	Liquidity in the form of distributions
BDC	67,048,857	—	Various Frequencies	N/A	Liquidity in the form of distributions
Unlisted REIT	93,987,533	—	Various Frequencies	N/A	Liquidity in the form of distributions

*      The information summarized in the table above represents general terms. Individual PE Assets may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most PE Assets have the flexibility, as provided for in their offering documents, to modify and waive such terms.

**    Distributions from PE Assets occur at irregular intervals, and the exact timing of distributions from PE Asset investments cannot be determined.

Note 4 – Significant Risk Factors

The Fund is subject to substantial risks – including market risks, strategy risks and Investment Fund manager risks. Private Investment Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be entitled to the various protections afforded by the 1940 Act with respect to its investments in private Investment Funds. While the Advisers will attempt to moderate any risks of securities activities of the Investment Fund managers, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses. The Advisers will not have any control over the Investment Fund managers, thus there can be no assurances that an Investment Fund manager will manage its Investment Funds in a manner consistent with the Fund’s investment objective.

The Fund’s investing activities and those of the Investment Funds expose the Fund to various types of financial risks that are associated with the financial instruments and markets in which they invest. These financial risks include credit risk, liquidity risk and market risk (including foreign currency risk, interest rate risk and other price risks). The Fund’s overall risk management program focuses on minimizing potential adverse effects on the Fund’s performance resulting from these financial risks. The Fund attempts to manage these financial risks on an aggregate basis along with other risks associated with its investing activities.

a. Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war (including Russia’s invasion of Ukraine, the Israel-Hamas conflict, and the military conflict involving the U.S. and Iran), acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, tariffs, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which

Corient Registered Alternatives Fund
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 4 – Significant Risk Factors (continued)

the Fund invests and may lead to losses on your investment. The ultimate impact of Market Disruptions and Geopolitical Risks on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

b. Credit and Counterparty Risk

There is a risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (“OTC”) derivatives contract, or a borrower of an underlying fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation.

Investment Funds that invest in below-investment-grade securities, also called non-investment grade bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by S&P Global Ratings or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk.

While the Adviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

c. Co-Investment Risk

As a co-investor, the Fund may have interests or objectives that are inconsistent with those of the lead private equity investors that generally have a greater degree of control over such investments.

d. Conflicts of Interest Risks

The Adviser and the Subadviser will experience conflicts of interest in connection with the management of the Fund. Dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise.

e. Debt Securities Risk

The Fund may invest in fixed income securities and other debt securities, directly or through its investments in Investment Funds. Certain of these securities may be unrated by a recognized credit-rating agency or below investment grade, which are subject to greater risk of loss of principal and interest than higher-rated debt securities. The Fund may invest in debt securities that rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of which may be secured by substantially all of that issuer’s assets. The Fund may invest in debt securities that are not protected by financial covenants or limitations on additional indebtedness. The Fund will therefore be subject to credit and liquidity risks, including the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. In addition, the market for credit spreads is often inefficient and illiquid, making it difficult to accurately calculate discounting spreads for valuing financial instruments. Investment in a debt instrument will normally involve the assumption of interest rate risk.

f. Investment Funds not Registered Risk

The Fund is registered as an investment company under the 1940 Act. However, most of the Investment Funds in which the Fund invests are not subject to the provisions of the 1940 Act. Many Investment Fund managers may not be registered as investment advisers under the Advisers Act.

g. Loans Risk

Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Loan interests may be difficult to value and may have extended settlement periods, which expose the Fund to the risk that the receipt of principal and interest payments may be delayed until the loan interest settles.

Corient Registered Alternatives Fund
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 4 – Significant Risk Factors (continued)

In general, the secondary trading market for loans is not well developed. No active trading market may exist for certain senior secured loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell loans quickly or at a fair price. To the extent that a secondary market does exist for certain loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

h. Nature of Portfolio Companies

The Fund’s investments will include direct and indirect investments in portfolio companies. Because portfolio companies are privately owned, there is usually little publicly available information about these businesses; therefore, although the Adviser and its agents perform due diligence on these portfolio companies, their operations and their prospects, including review of independent research reports and market valuations of securities of such companies on alternative trading systems and other private secondary markets, the Adviser may not be able to obtain all of the material information that would be generally available for public company investments, including financial or other information regarding the portfolio companies in which the Fund invests.

i. Portfolio Fund Valuation Risk

The valuation of the Fund’s investments in Investment Funds is ordinarily determined based upon valuations provided by the Investment Fund managers of such Investment Funds which valuations are generally not audited. A majority of the securities in which the Investment Funds invest will not have a readily ascertainable market price and will be valued by the Investment Fund managers.

Shareholders should be aware that situations involving uncertainties as to the valuations by Investment Fund managers could have a material adverse effect on the Fund if the Investment Fund manager’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect.

j. Restricted and Illiquid Investments

The Fund will invest a portion of the value of its total assets in restricted securities and other investments that are illiquid. The Adviser may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

Note 5 – Investment Management Services and Other Agreements

a. Investment Management Fee

In consideration of the advisory and other services provided by the Adviser, the Fund pays the Adviser a quarterly advisory fee at an annual rate of 1.25% based on the value of the Fund’s net assets, calculated and accrued monthly as of the last business day of each month (the “Management Fee”). The Adviser will pay the Subadviser the subadvisory fee out of the Management Fee.

For purposes of determining the Management Fee payable to the Adviser, the value of the Fund’s assets is calculated prior to the inclusion of the Management Fee and Adviser Incentive Fee (if any, as discussed below) payable to the Adviser or to any purchases or repurchases of Shares or any distributions by the Fund. The Management Fee is payable in arrears within thirty (30) business days after the completion of the NAV computation for the month at the end of the relevant quarter. The Management Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund. The Management Fee is payable regardless of whether the NAV of the Fund or a particular Shareholder’s investment declines. As a result, the Fund will owe the Management Fee regardless of whether the Fund incurred significant realized capital losses and unrealized capital depreciation (losses) during the fiscal period for which the Management Fee is paid.

For the year ended March 31, 2026, the Management Fee totaled $5,219,665.

Corient Registered Alternatives Fund
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 5 – Investment Management Services and Other Agreements (continued)

b. Incentive Fee

The Adviser also potentially may receive an annual incentive fee (the “Adviser Incentive Fee”). At the end of each calendar year, the Adviser will be entitled to receive an Adviser Incentive Fee equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Adviser Incentive Fee and Loss Recovery Account, the term “net profits” shall mean the amount by which (i) the sum of (A) the NAV of the Fund as of the end of such year, (B) the aggregate repurchase price of all Shares repurchased by the Fund during such year and (C) the amount of dividends and other distributions paid in respect of the Fund during such year and not reinvested in additional Shares through the DRP exceeds (ii) the sum of (X) the NAV of the Fund as of the beginning of such year and (Y) the aggregate issue price of Shares of the Fund issued during such year (excluding any Shares issued in connection with the reinvestment through the DRP of dividends paid, or other distributions made, by the Fund through the DRP).

The Fund maintains a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero at the beginning of each year and will be (i) increased upon the close of each calendar month of the Fund by the amount of the net losses of the Fund for the month, before giving effect to any repurchases or distributions for such month, and (ii) decreased (but not below zero) upon the close of each calendar month by the amount of the net profits of the Fund for the month. For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (A) the NAV of the Fund as of the beginning of such month and (B) the aggregate issue price of Shares of the Fund issued during such month (excluding any Shares issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRP) exceeds (ii) the sum of (X) the NAV of the Fund as of the end of such month, (Y) the aggregate repurchase price of all Shares repurchased by the Fund during such month and (Z) the amount of dividends and other distributions paid in respect of the Fund during such month and not reinvested in additional Shares through the DRP. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. For purposes of the “net losses” calculation, the NAV shall include unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). Adviser Incentive Fees are accrued monthly and paid annually.

For the avoidance of doubt, any change in the NAV of the Fund directly as a result of subscriptions or repurchases during each measurement period are not included for purposes of the “net profits” or “net losses” calculations.

For the year ended March 31, 2026, the Adviser Incentive Fee totaled $4,496,955.

c. Subadviser Incentive Fee

The Subadviser potentially may receive from the Fund an incentive fee (the “Subadviser Incentive Fee”) calculated and paid upon realization of each PE Asset as follows. Upon sale or other disposition of a PE Asset (a “Realization”), proceeds from such Realization will be apportioned in the following order: (i) first, 100% to the Fund until the Fund has received proceeds under this clause (i) equal to the sum of (a) the amount the Fund has invested in the PE Asset experiencing the Realization; plus (b) without duplication of amounts described in the foregoing clause (a), (A) Fund expenses incurred specifically in (X) initially making the PE Asset investment and (Y) obtaining the Realization of such PE Asset, and (B) an amount equal to the subadvisory fee paid by the Adviser to the Subadviser to date with respect to such PE Asset, net of any amounts previously distributed under this sub-clause (B); (ii) second, 100% to the Fund until the Fund has received an amount equal to the Preferred Return (as defined below); (iii) third, 100% to the Fund, on a dollar for dollar basis, of any Subadviser Memo Account (as defined below) that has not been recouped by the Fund in later Realizations of investments through operation of this clause (iii); (iv) fourth, 100% to the Subadviser until the Subadviser has received 10% of the amount making up the Fund’s Preferred Return; and (v) thereafter, 90% to the Fund and 10% to the Subadviser.

The “Preferred Return” means an amount sufficient to provide the Fund with an 8% per annum (compounded) return on the Fund’s investment in the PE Asset involved in a Realization. The “Subadviser Memo Account” means the cumulative amount of net losses, if any, arising from previous Realizations of PE Assets. For purposes of the Subadviser Memo Account, the amount of “net losses” shall be calculated taking into account amounts invested by the Fund in PE Assets as determined according to clause (i) above.

Corient Registered Alternatives Fund
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 5 – Investment Management Services and Other Agreements (continued)

In the event the Investment Subadvisory Agreement (the “Subadvisory Agreement”) is terminated prior to the realization of all of the PE Assets, then the Subadviser Incentive Fee will become due and payable in respect of each PE Asset.

For the year ended March 31, 2026, the Subadviser Incentive Fee totaled $1,892,858.

d. Expense Limitation Agreement

In addition to the Adviser and Subadviser compensation, the Fund also bears its own operating expenses (including, without limitation, its ongoing offering expenses). The Fund’s expenses include expenses of an administrator and transfer agent, custodian, audit and legal expenses, costs of borrowing and related expenses, brokerage and allocable expenses of the Adviser and Subadviser under relevant agreements with the Fund.

Through December 31, 2025 the Adviser agreed to reimburse the Fund’s initial organizational and offering costs incurred prior to launch, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating and ongoing offering expenses on a monthly basis exceeded 1.75% of the month-end NAV of the Fund, through an expense limitation agreement dated November 15, 2024.

From January 1, 2026 up to and including December 31, 2026, the Adviser agrees to reimburse the Fund’s initial organizational and offering costs incurred prior to launch, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating and ongoing offering expenses on a monthly basis exceed 1.70% of the month-end NAV of the Fund, through an expense limitation agreement dated January 1, 2026 (the “Expense Limitation Agreement”).

The Expense Limitation Agreement excludes (a) expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes and brokerage costs, (b) acquired fund fees and expenses, (c) the Fund’s proportionate share of expenses related to Direct Investments, (d) litigation and extraordinary expenses, (e) the Adviser Incentive Fee, (f) any subadvisory fees (including incentive fees) payable to or expenses of the Subadviser, and (g) any placement fees.

The Adviser shall be permitted to recover fees and expenses it has waived or borne (whether through reduction of its Management Fee or otherwise) (an “Adviser Recoupment”) in later periods subject to the conditions that: (a) the Fund is not obligated to pay any such reimbursed fees or expenses more than three (3) years after the date on which the fee or expense was borne by the Adviser, and (b) the Adviser Recoupment does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the applicable expense cap. For the avoidance of doubt, the Subadviser shall not be party to any Expense Limitation Agreement and the fees and expenses of the Subadviser shall not be subject to any waiver, deferral or limitation of any kind. For the year ended March 31, 2026, the total amount of waived fees that are subject to recoupment are $0. For the year ended March 31, 2026, the Adviser recovered fees that were previously waived in the amount of $385,664.

As of March 31, 2026, the Adviser may seek recoupment for previously waived or reimbursed expenses, subject to the limitations noted above, no later than March 31 of the years stated below:

2028	$705,992
2029	—
Total	$705,992

e. Board Fees

In consideration of the services rendered by each Trustee who is not “interested” within the meaning of Section 2(a)(19) of the 1940 Act (each, an “Independent Trustee”), the Fund has agreed to compensate each Independent Trustee with an annual retainer fee of $30,000. In addition, the Fund reimburses the expenses of the Independent Trustees in connection with their services. Board fees and expenses incurred for the year ended March 31, 2026, totaled $121,781 and are included in the Consolidated Statement of Operations. Independent Trustees do not receive any pension or retirement benefits from the Fund.

Corient Registered Alternatives Fund
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 5 – Investment Management Services and Other Agreements (continued)

f. Administration and Custody Agreements

The Fund’s fund accountant, transfer agent and administrator is UMB Fund Services, Inc. (the “Administrator”). Under the terms of an Administration, Fund Accounting, and Recordkeeping Agreement, the Administrator is responsible for calculating the NAV of the Fund and providing additional administrative services to the Fund.

The Custodian is an affiliate of the Administrator and is responsible for holding the Fund’s assets and providing for their safekeeping under the terms of a Custody Agreement.

The fees incurred by the Fund for accounting, administrative, transfer agent and custodian services for the year ended March 31, 2026 totaled $458,783 and are reported on the Consolidated Statement of Operations.

Note 6 – Share Transactions

Shares will generally be offered for purchase as of the first day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion.

To provide a limited degree of liquidity, the Fund may conduct repurchase offers in the form of issuer tender offers for a portion of its outstanding Shares at the sole discretion of the Board and provided that it is in the best interests of the Fund and the Shareholders to do so.

The Fund will conduct repurchase offers or take any other action permitted by the tender offer rules under the Securities Exchange Act of 1934 (the “Exchange Act”) and described in the written tender offer notice that will be provided to Shareholders for each repurchase offer.

In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendations of the Adviser in consultation with the Subadviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser currently expects that it will generally recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly with tender offer valuation dates occurring on the last business day of March, June, September and December (each, a “Valuation Date”); however, there can be no assurance that any such tender offers will be conducted on a quarterly basis or at all.

The Fund currently does not intend to offer to repurchase Shares at any time during the first two (2) years of operations of the Fund. An early repurchase fee of 2% (an “Early Repurchase Fee”) will apply to Shares tendered for repurchase prior to the expiration of twenty-four (24) months following purchase.

Pursuant to the DRP established by the Fund, each Shareholder will automatically be a participant under the DRP and have all income distributions, whether dividend distributions or capital gains distributions, automatically reinvested in additional Shares. Election not to participate in the DRP and to receive all income distributions, whether dividend distributions or capital gains distributions, in cash may be made by notice to the Fund or, if applicable, to a Shareholder’s intermediary (who should be directed to inform the Fund). A Shareholder is free to change this election at any time. If, however, a Shareholder elects to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95-day period. A Shareholder whose Shares are registered in the name of a nominee (such as an intermediary) must contact the nominee regarding its status under the DRP, including whether such nominee will participate on such Shareholder’s behalf as such nominee will be required to make any such election.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRP.

Shares will be issued pursuant to the DRP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request for change of participation/non-participation status in the DRP must be received by the Fund within the above timeframe to be effective for that dividend or capital

Corient Registered Alternatives Fund
Notes to Consolidated Financial Statements (Continued) March 31, 2026

Note 6 – Share Transactions (continued)

gain distribution. The Fund may terminate the DRP at any time upon written notice to the participants in the DRP. The Fund may amend the DRP at any time upon 30 days’ written notice to the participants. Any expenses of the DRP will be borne by the Fund.

Note 7 – Affiliated Investments

Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” with the Fund if the Fund owns five percent or more of its outstanding voting securities. As of March 31, 2026, the Fund did not hold any affiliated investments.

Note 8 – Related Party Transactions

The Adviser is an affiliate of the Fund. As of March 31, 2026, amounts owed to related parties of the Fund totaled $0 and represented various fund expenses that were paid by the Adviser on behalf of the Fund, such as filing fees and investment related expenses. Amounts due to the Adviser are included on the Consolidated Statement of Assets and Liabilities.

Note 9 – Investment Transactions

Total purchases of investments for the year ended March 31, 2026 amounted to $459,229,116. Total distribution proceeds from sale, redemption, or other disposition of investments, excluding Short-Term Investments, for the year ended March 31, 2026 amounted to $14,833,695.

Note 10 – Tax Information

The Fund intends to adopt a tax year end of September 30.

As of March 31, 2026, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Tax cost of investments	$585,603,473

Gross unrealized appreciation	$41,567,230
Gross unrealized depreciation	(3,616,382)
Net unrealized appreciation on investments	$37,950,848

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in partnerships, return of capital distributions from REITS, and the tax treatment of the Subsidiary.

U.S. GAAP requires certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. Permanent differences between book and tax basis are attributable to the tax treatment of earnings from the Subsidiary. These reclassifications have no effect on shareholders’ capital or net asset value per share. For the tax period ended September 30, 2025, the following amounts were reclassified:

Increase (Decrease)
Paid-in capital	$8,876
Total distributable earnings	(8,876)

Corient Registered Alternatives Fund
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 10 – Tax Information (continued)

The estimated tax character of distributions paid from October 1, 2025 through March 31, 2026 and during the Fund’s tax year ending September 30, 2025, were as follows:

	For the period October 1, 2025 through March 31, 2026	For the tax year ending September 30, 2025
Ordinary income	$1,334,719	$—
Return of capital	4,733,584	—
Net long-term capital gains	931,702
Total distributions paid	$7,000,005	$—

For the tax year ended September 30, 2025, the Fund’s tax components of distributable earnings/(deficit) on a tax basis are as follows:

Undistributed ordinary income	$1,334,719
Undistributed long-term gains	—
Accumulated earnings	1,334,719

Accumulated capital and other losses	(497,806)
Unrealized appreciation/(depreciation)	15,498,835
Total accumulated earnings/(deficit)	$16,335,748

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes.

The Fund invests through the Subsidiary for certain investments. The Subsidiary is a limited liability company, which has elected to be treated as a C-corporation for federal and state income tax purposes, and is required to account for its estimate of income taxes. The estimated provision for income taxes attributable to the Subsidiary for the fiscal year ended March 31, 2026 consists of the following:

Current:
Federal	$—
State	—
Total	—

Deferred:
Federal	$(1,294,389)
State	(324,408)
Total	$(1,618,797)

Estimated provision for income taxes	$(1,618,797)

The current taxes reflect the estimated tax liability of the Fund as of March 31, 2026, based on taxable income of the Subsidiary. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities of the Subsidiary for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of the available evidence, it is more likely than not that all of the deferred income tax asset will not be realized.

Corient Registered Alternatives Fund
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 10 – Tax Information (continued)

Total income taxes for the Subsidiary has been computed by applying the U.S. federal statutory income tax rate of 21% plus a blended net state income tax rate of 3.95%. The Fund applied these rates to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).

Components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred tax assets:
Capital loss carryforward	$636
Net operating loss carryforward	162,305
Accumulated earnings	—
Other deferred tax assets	—

Deferred tax liability:
Net unrealized gain on investments	$(1,781,738)
Other deferred tax liabilities	—
Net Deferred Tax Asset/(Liability)	$(1,618,797)

Net operating loss carryforwards are available to offset future taxable income. These net operating loss carryforwards can be carried forward indefinitely and may offset up to 80% of taxable income in any given year. Any unused portion will continue to be carried forward. As of March 31, 2026, the Subsidiary had an estimated net operating loss carryforward for federal income tax purposes of $650,522.

At March 31, 2026, the Subsidiary had an estimated capital loss carry forward of $2,551, which will expire on March 31, 2031.

The tax rate reconciliation table below reflects the adoption of ASU 2023-09.

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gain/(loss) on investments before taxes, for the Subsidiary, as follows:

	Amount	Percent
Federal Income tax expense at statutory rate	$(1,362,515)	21.00%
State Income taxes (net of federal benefit)	(256,282)	3.95%
Effect of changes in tax laws rates enacted in the current period	—	—
Effect of cross-border tax laws	—	—
Tax Credits	—	—
Changes in valuation allowances	—	—
Nontaxable or nondeductible items	—	—
Changes in unrecognized tax benefits (including prior period adjustments)	—	—
Income tax expense/(benefit)	$(1,618,797)	24.95%

The following table summarizes income taxes paid (net of refunds received):

March 31, 2026
U.S. Federal	$—
U.S. state and local	—
Foreign	—
Total	$—

Corient Registered Alternatives Fund
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 11 – Subsequent Events

The Fund has evaluated the impact of all subsequent events through the date the Consolidated Financial Statements were issued and determined that there were no subsequent events that would require disclosure in, or an adjustment to, the Consolidated Financial Statements other than the following:

Subscriptions into the Fund for April 1, 2026 and May 1, 2026 equaled $46,473,525 and $47,130,517, respectively.

31

Corient Registered Alternatives Fund
Fund Management March 31, 2026 (Unaudited)

The members of the Board and the Fund’s officers and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years, is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at 1-833-466-0102.

INDEPENDENT TRUSTEES
NAME, YEAR OF BIRTH AND ADDRESS[1]	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST (5) YEARS	NUMBER OF REGISTERED INVESTMENT COMPANIES IN FUND COMPLEX OVERSEEN BY TRUSTEE[2]	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Joshua Barlow 1978	Trustee	Indefinite term; Since 2024	Managing Director and Founder of Valhalla Fiduciary	One	Axonic Strategic Income Fund Axonic Alternative Income Fund
Matthew Forstenhausler 1959	Trustee	Indefinite term; Since 2024	Partner – Ernst & Young 1981 to 2019, Retired	One	Wilshire Mutual Funds, Inc., Wilshire Variable Insurance Trust, Sound Point Meridian Capital, Inc. Sierra Income Fund (2020 to 2022).
George Morriss 1947	Trustee	Indefinite term; Since 2024	Trustee – Neuberger Berman Mutual Funds 2008 to 2025	One	1WS Credit and Income Fund Endowment Committee, Episcopal Diocese of the Great Lakes Thrivent Church Loan Income Fund (2017-2023)

Corient Registered Alternatives Fund
Fund Management (Continued) March 31, 2026 (Unaudited)
INTERESTED TRUSTEE AND OFFICERS
NAME, YEAR OF BIRTH AND ADDRESS[1]	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST (5) YEARS	NUMBER OF REGISTERED INVESTMENT COMPANIES IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Paul Platkin 1966	President and Trustee	Indefinite term; Since 2024	Investment Manager at Corient	One	None
Scott Akins 1975	Secretary	Indefinite term; Since 2026	Partner, General Counsel at Corient; General Counsel at Freestone Capital Management; Chief Compliance Officer at Freestone Capital Management
Alex Adair 1983	Treasurer	Indefinite term; Since 2024	Senior Director, Finance and Alternative Investments at Corient; Associate Director, Accounting and Operational Due Diligence at PAAMCO
Beverly Duke 1978	Chief Compliance Officer, Anti-Money Laundering Officer	Indefinite term; Since 2026	VP, Head of Private Funds & Alternatives Compliance; Chief Compliance Officer, Geller Advisors, LLC; Director of Compliance & Administration, Cornerstone Trust Management (RIA)StoneMor, Inc.

1        Each Trustee or officer may be contacted by writing to the Trustee or officer, c/o CI SBH Asset Management, 830 Brickell Plaza, Suite 4800, Miami, Florida 33131, Attn: General Counsel.

2        The Fund Complex includes funds with a common investment adviser or subadviser that is an affiliated person. As of March 31, 2026, there were twenty-four funds in the Fund Complex: the fifteen Segall Bryant & Hamill Funds offered to the public; Corient Registered Alternatives Fund, Columbia Variable Portfolio-Partners Small Cap Growth Fund, Columbia Variable Portfolio-Partners Small Cap Value Fund, iMGP Small Company Fund, JNL Multi-Manager Small Cap Growth Fund, and NYLI Small Cap Growth Portfolio which is also advised by Segall Bryant & Hamill, LLC; ETC Cabana Target Beta ETF, ETC Cabana Target Drawdown 10 ETF, and ETC Cabana Target Leading Sector Moderate ETF, sub-advised by The Cabana Group, LLC.

Corient Registered Alternatives Fund
Other Information March 31, 2026 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ending June 30, no later than August 31. The Fund’s first Form N-PX filing is available: (i) without charge, upon request, by calling 1-833-466-0102 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

Tax Information Unaudited

Capital Gain Designation

For federal income tax purposes, the Fund designates long-term capital gain dividends of $931,702 for the year ended March 31, 2026.

Corient Registered Alternatives Fund
Privacy Policy March 31, 2026 (Unaudited)

The Corient Registered Alternatives Fund (the “Fund”) hereby adopts the following privacy policy (the “Privacy Policy”) in order to safeguard the personal information of the Fund’s respective customers and consumers in accordance with Regulation S-P as promulgated by the Securities and Exchange Commission.

1)    The Fund is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations. The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; (c) that customer records and information are protected from unauthorized access or use; and (d) the proper disposal of consumer report information.

2)    The Fund conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Fund. The Fund does not have any employees. It is anticipated that the trustees and officers of the Fund who are not employees of service providers will not have access to customer records and information in the performance of their normal responsibilities for the Fund.

3)    The Fund will direct each of its service providers to maintain written policies and procedures to adhere to this Privacy Policy and to each service provider’s information security policies with respect to all customer information of the Fund and to take all actions reasonably necessary so that the Fund is in compliance with the provisions of 17 CFR 248.30, including, as applicable, the development and delivery of privacy notices and the maintenance and safeguarding of appropriate and adequate records and the disposal of consumer report information.

4)    The Fund may share customer information with its affiliates.

5)    The Fund may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this Privacy Policy, the Fund does not share customer information with unaffiliated third parties other than as permitted by law.

6)    The service provider is directed to promptly report to the Fund any changes to that service provider’s information security policy that would materially affect its ability to adhere to this Privacy Policy before, or promptly after, the adoption of such changes. The Fund requires the Administrator to provide periodic reports, no less frequently than annually, to the Funds’ Board of Trustees regarding any changes to the Fund’s privacy notice and its delivery to shareholders and any issues that have been reported concerning the implementation of or operation of the service providers’ information security policies.

7)    The Fund will protect and handle internally any personal customer and consumer information they receive from third parties in the same manner as the personal customer and consumer information generated internally and will only share such information with third parties as permitted by Regulation S-P.

(b)    Not applicable.

ITEM 2.    CODE OF ETHICS.

(a)     The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)    The registrant’s code of ethics are written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)    The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)     The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)     The registrant has included with this filing, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Joshua Barlow, Matthew Forstenhausler and George Morriss are qualified to serve as the audit committee financial experts serving on its Audit Committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)     The aggregate fees billed for the fiscal year ended March 31, 2026 and the fiscal year ended March 31, 2025, for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal period are $99,500 and $70,000, respectively.

Audit-Related Fees

(b)    The aggregate fees billed for the fiscal year ended March 31, 2026 and for the fiscal year ended March 31, 2025, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $0, respectively.

Tax Fees

(c)     The aggregate fees billed for the fiscal year ended March 31, 2026 and for the fiscal year ended March 31, 2025, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $39,500 and $0, respectively.

All Other Fees

(d)    The aggregate fees billed for the fiscal year ended March 31, 2026 and for the fiscal year ended March 31, 2025 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1)The registrant’s Audit Committee must pre-approve the audit and non-audit services of the auditor prior to the auditor’s engagement.

(e)(2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)     0%

(c)     100%

(d)     0%

(f)     The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2026 and for the fiscal year ended March 31, 2025, of the registrant was $0 and $0, respectively.

(h)    The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)     Not applicable.

(j)     Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

(a)     Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)    Not applicable.

ITEM 7.    FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

(a)     Not applicable.

ITEM 8.    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

(a)     Not Applicable.

ITEM 9.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)     Not Applicable.

ITEM 10.  REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)     Not Applicable.

ITEM 11.  STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

(a)     Not Applicable.

ITEM 12.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Corient Registered Alternatives Fund
Proxy Voting Policy and Procedures

Proxy Voting Procedures

The Board has delegated the day-to-day responsibility to Segall Bryant & Hamill, LLC (the “Adviser”) and Churchill Asset Management, LLC (the “Subadviser”) to vote the Fund’s proxies with respect to portfolio investments that each advises. The Adviser and the Subadviser each vote proxies according to the respective proxy voting policies and procedures currently in effect as of the date of this Confidential Private Placement Memorandum, summaries of which appear below. These guidelines are reviewed periodically by the Adviser and the Subadviser as well as the Board, and, accordingly, are subject to change.

Adviser Proxy Policies

The Adviser relies on a third-party vendor, Institutional Shareholder Services (“ISS”), to research, vote and record all proxy ballots for the security positions maintained on clients’ behalf and for which the Adviser has voting authority. Annually, the Adviser reviews ISS’ independence and its Proxy Voting Guidelines. The Adviser follows ISS’ General Guidelines on most issues for shareholder votes.

In the rare instance when a portfolio manager or analyst believes that an ISS recommendation would be to the detriment of the Adviser’s investment clients, the Adviser can and will override ISS’ recommendation through a manual vote. If more than one investment team holds the security, the decision to override should be authorized by a member of each investment team. The final authorization to override an ISS recommendation must be approved by the Chief Compliance Officer or President of the Adviser. A written record supporting the decision to override the ISS recommendation will be maintained.

Generally, for stocks traded on foreign exchanges, the Adviser will exercise its voting authority. However, if the Adviser believes that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue or for any other reason that seeks to optimize the benefit to the client, the Adviser may not exercise its voting authority after considering all relevant factors.

For any matters subject to proxy vote for mutual funds in which the Adviser is an affiliated party, the Adviser will vote on behalf of clients invested in such mutual funds in accordance with ISS recommendations, with no exceptions.

Client information is automatically recorded in ISS’ system for recordkeeping. ISS provides the necessary reports for the Fund to prepare its Form N-PX annually.

Subadviser Proxy Policies

The Subadviser will vote all proxies relating to our portfolio securities in the best interest of Shareholders. The Subadviser reviews on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by the Fund. Although the Subadviser will generally vote against proposals that may have a negative impact on the Fund’s portfolio investments, the Subadviser may vote for such a proposal if there exist compelling long-term reasons to do so. The Subadviser will abstain from voting only in unusual circumstances and where there is a compelling reason to do so. The Subadviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth in its policies and procedures, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

The Subadviser’s proxy voting decisions are made by members of its investment team who are responsible for monitoring each investment overseen by the Subadviser. Any actual or potential conflicts of interest between the Fund and the Subadviser arising from the proxy voting process will be addressed by the application of the Subadviser’s proxy voting procedures. In the event the Subadviser determines that a conflict of interest cannot be resolved under the Subadviser’s proxy voting procedures, the Subadviser is responsible for notifying the Board or the Audit Committee of such irreconcilable conflict of interest and assisting the Board or the Audit Committee with any actions it determines are necessary.

ITEM 13.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Segall Bryant & Hamill, LLC (the “Adviser”) serves as the investment adviser of the Fund. Churchill Asset Management, LLC (the “Subadviser”) serves as investment sub-adviser to the Fund. Each of the Adviser and the Subadviser is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.

(a)(1)Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

The following is biographical information about the members of the Investment Management Team. The investment professionals of the Adviser and the Subadviser who have primary responsibility for day-to-day management and oversight of the Fund, as of the filing date of this report on Form N-CSR are Paul Platkin, Jason Strife, Anne Philpott, Derek Fricke and Nicholas Lawler.

ADVISER:

Paul Platkin, Partner, Alternatives Due Diligence

Paul is a Partner at Corient. He leads the due diligence efforts for private investments on Corient’s and CI’s alternative platforms. As part of Paul’s 30 years of investment experience, he was previously co-CIO of RegentAtlantic Capital, LLC prior to its acquisition by Corient. Prior to that, Paul served as CIO at Hillview Capital from 2016 to 2019, when the firm combined with RegentAtlantic Capital, LLC. Before this, Paul spent three years as CIO of Gruss & Co., a substantial single-family office located in New York and Florida. From 2003 through 2012, Paul served as CIO of Robeco-Sage Capital Management (subsequently Arden-Sage, after it was acquired), a $2 billion multi-strategy hedge fund-of-funds manager. Paul began his financial career at General Motors in 1994, where he spent almost a decade working at both the Treasurer’s Office and General Motors Asset Management, a $90 billion pension manager. Paul holds an MBA in Finance and International Business from Columbia Business School and a BSBA in Finance from Georgetown University. Paul is a Chartered Financial Analyst.

SUBADVISER:

Jason Strife, Senior Managing Director and Head of Junior Capital & Private Equity

Jason leads Churchill Asset Management’s private equity and junior capital platform, including executing strategic initiatives, capital raising, sourcing investments, firm management, and portfolio construction for six mandates that provide debt and equity capital into the U.S. private equity middle market. Jason is a member of the firm’s Operating Committee and is Investment Committee Chair for six private equity and junior capital mandates, including LP commitments, equity co-investments, structured capital, secondaries, and junior loans.

Prior to joining Churchill Asset Management, Jason was a Principal at Bison Capital, a Los Angeles based firm focused on junior capital investments. Prior to Bison Capital, Jason was an Associate at Weston Presidio, a private equity firm focused on growth capital and LBOs. Prior to Weston Presidio, Jason worked in the M&A group of Wachovia, executing private equity transactions.

Jason graduated from Wake Forest University with a Bachelor of Science in Analytical Finance and a Master’s in Accounting, where he earned a scholarship for his graduate studies and passed the CPA examination. He currently sits on the Board of Visitors of the Wake Forest business school, and is involved with numerous boards and strategic committees, including at the Charlotte Latin School and the Congaree Global Golf Initiative.

Anne Philpott, Managing Director, Private Equity & Junior Capital

Anne is a Managing Director on the Private Equity and Junior Capital team at Churchill Asset Management, where she is actively involved in sourcing and executing investments in junior capital and equity co-investments, as well as investments in private equity funds. Anne is also a member of the Private Equity and Junior Capital team’s Investment Committee overseeing six private equity and junior capital mandates, including LP commitments, equity co-investments, structured capital, secondaries and junior capital loans. Previously, Anne was a Senior Director on the Private Equity and Junior Capital team at Nuveen. Ms. Philpott joined TIAA in 2005 and began her career as an Associate in the Private Placements group. As part of the Private Placements team she acted as a lead originator and portfolio manager for a variety of domestic and international high grade corporate debt investments.

Anne holds a B.S. in Economics from the University of Pennsylvania, and is a CFA charter holder and member of the CFA Institute.

Derek Fricke, Senior Managing Director, Private Equity & Junior Capital

Derek serves as a Managing Director on the Private Equity and Junior Capital team for Churchill Asset Management, where he is actively involved in sourcing and executing investments in junior capital and equity co-investments, as well as investments in private equity funds. Derek is a member of the firm’s Operating Committee and a member of the Private Equity and Junior Capital team’s Investment Committee overseeing six private equity and junior capital mandates, including LP commitments, equity co-investments, structured capital, secondaries and junior capital loans.

Derek initially joined the team in 2013, when the group was operating as part of Churchill Asset Management’s parent Company, TIAA and subsequently Nuveen. Prior to joining the organization, Derek spent several years as an investment team member at Chrysalis Ventures, a $400 million venture capital firm investing in early-stage healthcare services, business services, and technology companies. Previously, Derek was an active mezzanine capital and equity investor in middle-market media and technology companies as an investment team member at BIA Digital Partners. Derek began his career in investment banking in Atlanta, GA with SunTrust Robinson Humphrey.

Derek is a graduate of the University of North Carolina at Chapel Hill, where he earned a Bachelor of Science degree in Business Administration from the Kenan-Flagler School of Business.

Nicholas Lawler, Managing Director and Head of Secondaries

Nick serves as a Managing Director and Head of Secondaries on the Private Equity and Junior Capital team at Churchill, based in Chicago. His responsibilities include oversight of origination, underwriting and portfolio management activities for secondary investments. Prior to joining Churchill in 2022, he spent 10 years at 50 South Capital Advisors, LLC, the alternative investment arm of Northern Trust Corporation, where he was a Senior Vice President and helped build and lead the firm’s secondaries business. Nick also served on 50 South Capital’s Diversity, Equity, and Inclusion Committee. Before joining 50 South Capital, he was a member of Northern Trust’s Global Opportunities in Leadership Development program on the Investments Track — Northern’s functional and management training program. Nick joined Northern Trust in 2008 and began his career in Wealth Management.

Nick holds a B.A. in Political Science and minor in History from Boston College, where he was a member of the men’s varsity golf team, competing in the Atlantic Coast Conference.

(a)(2)Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager and (ii) the total AUM of such companies, vehicles and accounts, as well as the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance as of March 31, 2026:

	Type of Accounts	Total # of Accounts Managed	Total Assets ($ in millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance ($ in millions)
Paul Platkin	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	44	$1,245.0	36	$1,094.4
	Other Accounts:	0	$0	0	$0
Jason Strife	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	25	$14,414.9	22	$13,656.2
	Other Accounts:	4	$13,688.2	2	$1,304.0
Anne Philpott	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	22	$9,306.9	19	$8,548.2
	Other Accounts:	4	$13,688.2	2	$1,304.0
Derek Fricke	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	22	$13,873.8	19	$13,115.1
	Other Accounts:	4	$13,688.2	2	$1,304.0
Nicholas Lawler	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	3	$954.2	3	$954.2
	Other Accounts:	1	$663.5	0	$0

Table above represents regulatory assets under management.

Conflicts of Interest

The Adviser, Subadviser and Portfolio Manager may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Adviser, Subadviser or a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser and Subadviser seek to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Adviser, Subadviser or a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts. Each of the Adviser and Subadviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)Compensation Structure of Portfolio Manager as of March 31, 2026

Compensation for all of the Adviser’s investment professionals generally consists of base salary, profit sharing, and incentive compensation. Investment professionals are eligible for a performance-based bonus (incentive compensation), which emphasizes long-term performance. Importantly, this compensation is based on the performance of the aggregate portfolio and not the performance of the individual investment professional.

None of the Subadviser’s investment professionals receive any direct compensation from the Fund in connection with the management of the Fund’s portfolio. Certain members of the Subadviser’s investment committee, through their financial interests in the Subadviser, are entitled to a portion of the profits earned by the Subadviser, which includes any fees payable to the Subadviser under the terms of the Subadvisory Agreement, less expenses incurred by the Subadviser in performing its services under the Subadvisory Agreement.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member: (as of March 31, 2026)
Paul Platkin	$100,001 – $500,000
Jason Strife	None
Anne Philpott	None
Derek Fricke	None
Nicholas Lawler	None

(b)    Not Applicable

ITEM 14.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)     Not applicable.

ITEM 15.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 16.  CONTROLS AND PROCEDURES.

(a)     The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)     Not applicable.

ITEM 18.  RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)     Not applicable.

ITEM 19.  EXHIBITS.

(a)(1)	Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.
(a)(2)	Not applicable.
(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(4)	Not applicable.
(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By (Signature and Title)*	/s/ Paul Platkin
Paul Platkin, President
(Principal Executive Officer)
Date	June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Paul Platkin
Paul Platkin, President
(Principal Executive Officer)
Date	June 9, 2026
By (Signature and Title)*	/s/ Alexander Adair
Alexander Adair, Treasurer
(Principal Financial Officer)
Date	June 9, 2026

____________

*        Print the name and title of each signing officer under his or her signature.